UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 31, 2013

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Securities Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2013, Jamba, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 5-for-1 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, $0.001 par value per share (the “Common Stock”). The Reverse Stock Split, approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held on May 14, 2013, will become effective at 5:00 pm PDT on May 31, 2013 (the “Effective Time”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Certificate of Amendment provides that at the Effective Time, every five shares of the Company's issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of the Company's Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof. In addition, the Certificate of Amendment correspondingly reduced the number of authorized shares of Common Stock from 150,000,000 to 30,000,000.

After the Reverse Stock Split, the Company’s Common Stock and Series B Preferred Stock will have the same proportional voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock and Series B Preferred Stock prior to the effectiveness of the Reverse Stock Split (with the conversion price of the outstanding Series B Preferred Stock being proportionately increased).

Commencing on June 3, 2013, trading of the Company's Common Stock will continue on the NASDAQ Global Market on a reverse stock split-adjusted basis. The new CUSIP number for the Company's Common Stock following the Reverse Stock Split is 47023A 309.

Item 7.01. Regulation FD Disclosure

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date:	May 31, 2013	By:	/s/ Karen L. Luey
			Name:	Karen L. Luey
			Title:	Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary